Exhibit 10.1

Neither this Option nor the underlying common shares have been registered under the Securities Act of 1933.  The Company will not transfer this option or the underlying common shares unless (i) there is an effective registration covering such option or such shares, as the case may be, under the Securities Act of 1933 and applicable states securities laws, (ii) it first receives a letter from an attorney, acceptable to the board of directors or its agents, stating that in the opinion of the attorney the proposed transfer is exempt from registration under the Securities Act of 1933 and under all applicable state securities law, or (iii) the transfer is made pursuant to Rule 144 under the Securities Act of 1933.

Option No. 1005

STRIKE AXE, INC.

OPTION TO PURCHASE 500,000 SHARES OF

COMMON STOCK, PAR VALUE $0.0001 PER SHARE

THIS IS TO CERTIFY THAT, FOR VALUE RECEIVED, Murlin Holding, Inc or registered assigns (“Optionee”) are together entitled to purchase, subject to the provisions of this Option, from Strike Axe, Inc., a Delaware corporation, (the “Company”), at a price of $0.35 per share, up to 500,000 common shares of the Company (“Shares”) at any time during the period commencing November 23, 2011 and terminating 24 months from the issuance date.  The Shares deliverable upon the exercise of this Option are hereinafter sometimes referred to as the “Underlying Shares” and the exercise price of this Option to purchase one Share is hereinafter sometimes referred to as the “Exercise Price.”  The Shares deliverable upon the exercise of the Options are hereinafter sometimes referred to as the “Option Shares.”

Section 1.

Exercise of Option.  Subject to the provisions hereof, this Option may be exercised in whole or in part, during the period commencing November 23, 2011 and terminating 24 months from the exercise date, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the purchase form annexed hereto, duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form.  Upon receipt by the Company of this Option at its principal office, or by the stock transfer agent of the Company, if any, at its office, in proper form for exercise, the Optionee shall be deemed to be the holder of record of the Option Shares issuable upon such exercise, notwithstanding that the shares transfer books of the Company shall then be closed or that certificates representing such Option Shares shall not then be actually delivered to the Optionee.

Section 2.

Reservation and Status of Shares.  The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Option such number of its common shares as shall be required for issuance and delivery upon exercise of this Option, and that such shares, when issued in accordance with the terms of this Option, shall be validly issued, fully paid, and non-assessable.

Section 3.

Fractional Shares.  No fractional shares shall be issued upon the exercise of this Option.

Section 4.

Assignment, Exchange, or Loss of Option.

4.1

Subject to the restrictions appearing at the start of this Option, upon presentation and surrender of this Option to the Company at its principal office or at the office of its stock transfer agent, if any, with an assignment duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Option in the name of the assignee named in such instrument of assignment and this Option shall promptly be canceled.

4.2

This Option is exchangeable, without expense, at the option of the Optionee, upon presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, for other Options of different denominations entitling the Optionee to purchase, in the aggregate, the same number of Shares purchasable hereunder.

4.3

Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Option, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Option, the Corporation will execute and deliver a new Option, which shall constitute an additional contractual obligation on the part of the Company, whether or not this Option so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

Section 5.

Rights of the Optionee.  Except as provided in the last sentence of Section 1, the Optionee shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity.  The rights of the Optionee are limited to those expressed in this Option and are not enforceable against the Company except to the extent set forth herein.

Section 6.

Anti-Dilution Provisions.  The number and kind of securities purchasable upon the exercise of this Option and the Exercise Price shall be subject to adjustment from time to time as follows:

6.1

In case the Company shall (i) pay a dividend or make a distribution on the outstanding Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares into a greater number of shares, (iii) combine the outstanding Common Shares into a lesser number of shares, or (iv) issue by reclassification of the Common Shares any Common Shares of the Company, the Optionee of this Option shall thereafter be entitled, upon exercise, to receive the number and kind of shares which, if this Option had been exercised immediately prior to the happening of such event, the Optionee would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, or reclassification.  Such adjustment shall become effective on the day next following the record date of such dividend or distribution or the day upon which such subdivision, combination, or reclassification shall become effective.

6.2

In case the Company shall consolidate or merge into or with another corporation, or in case the Company shall sell or convey to any other person or persons all or substantially all the property of the Company, the Optionee of this Option shall thereafter be entitled, upon exercise, to receive the kind and amount of shares, other securities, cash, and property receivable upon such consolidation, merger, sale, or conveyance by a holder of the number of Common Shares which might have been purchased upon exercise of this Option immediately prior to such consolidation, merger, sale, or conveyance, and shall have no other conversion rights.  In any such event, effective provision shall be made, in the certificate or articles of incorporation of the resulting or surviving corporation, in any contracts of sale and conveyance, or otherwise so that, so far as appropriate and as nearly as reasonably may be, the provisions set forth herein for the protection of the rights of the Optionee of this Option shall thereafter be made applicable.

6.3

Whenever the number of shares purchasable upon exercise of this Option is adjusted pursuant to this Section 6, the Exercise Price per share shall be adjusted simultaneously by multiplying that Exercise Price per share in effect immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares purchasable upon exercise of this Option immediately prior to such adjustment, and of which the denominator shall be the number of shares so purchasable immediately after such adjustment, so that the aggregate exercise price of this Option remains the same.

6.4

No adjustment in the number of Common Shares which may be purchased upon exercise of this Option shall be required unless such adjustment would require an increase or decrease of more than 1/25 of a share in the number of shares of the Common Shares which may be so purchased, provided, however, that any adjustment which by reason of this Section 6.4 is not required to be made shall be carried forward cumulatively and taken into account in any subsequent calculation.  All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

6.5

In the event that at any time, as a result of an adjustment made pursuant to this Section 6, the Optionee shall become entitled to receive upon exercise of this Option, cash, property, or securities other than Shares, then reference to Shares in this Section 6 shall be deemed to apply, so far as appropriate and as nearly a may be, to such cash, property, or other securities.

6.6

Irrespective of any adjustments in the Exercise Price or in the number or kind of Shares purchasable upon exercise of this Option, the form of Options theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Option.

Section 7.

Officer’s Certificate.  Whenever the number or kind of securities purchasable upon exercise of this Option or the Exercise Price shall be adjusted as required by the provisions of Section 6, the Company shall forthwith file with its Secretary or Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer’s certificate showing the adjusted number of kind of securities purchasable upon exercise of this Option and the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustment.  Each such officer’s certificate shall be made available at all reasonable times for inspection by the Optionee and the Company shall, forthwith after each such adjustment, mail by certified mail a coy of such certificate to the Optionee.

Section 8.

Notices to Option Optionee.  So long as this Option shall be outstanding, if the Company shall propose to take any action that would cause an adjustment to be made pursuant to Section 6, the Company shall mail by certified mail to the Optionee, before, or no later than 15 days after, the day on which such adjustment would become effective, a notice setting forth in reasonable detail the action so taken.

Section 9.

Notice.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt, if to the Optionee, to (address) 6644 North Ocean Blvd., Ocean Ridge, FL 33435 and if to the Company, at its principal office, 267 W. 1400 S., Suite 101, St. George, UT 84790 or such other addresses as a party shall so notify the other party in writing.  Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

Section 10.

Binding Effect.  The provisions of this Option shall be binding upon and inure to the benefit of (A) the parties hereto, (B) the successors and assigns of the Company, (C) if the Optionee is a corporation, partnership, or other business entity, the successors and assignee of the Optionee, and (D) if the Optionee is a natural person, the assignees, heirs; and personal representative of the Optionee.

Section 11.

Pronouns.  Any masculine personal pronoun shall be considered to mean the corresponding feminine or neuter personal pronoun, as the context requires.

Section 12.

Law Governing.  This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

Section 13.

Titles and Captions.  All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

Section 14.

Computation of Time.  In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

Section 15.

Presumption.  This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

Section 16.

Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

Section 17.

Parties to Interest.  Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

Dated: December 5, 2011

By: /s/ Shaun Sullivan

Shaun Sullivan

President & Director

EXHIBIT A

PURCHASE FORM

(To be signed only upon exercise of the Option)

____________________, 20___

CFO

Strike Axe, Inc.

267 W. 1400 South, Suite 101

St. George, UT 84790

      Re:  Exercise of Option to Purchase Common Shares

Dear Sir:

The undersigned hereby elects to purchase ______________________ shares of Common Stock, $0.0001 par value, of Strike Axe, Inc. (the "Company") for the option price of $0.35 per share, pursuant and subject to the terms and conditions of the Option to Purchase Common Shares dated November 25, 2011 (the "Option").

The undersigned herewith makes payment, in cash, check or by wire payable to the Company, of the option purchase price for said shares.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to:

________________________________________________

Name

________________________________________________

Address

________________________________________________

City, ST Zip

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Option shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

The undersigned hereby specifically confirms to the Company that the shares shall be held subject to all of the terms and conditions of the Option.

Very truly yours,

by______________________________________________

________________________________________________

 (Print Name)

________________________________________________

Title

________________________________________________

Address

________________________________________________

City, ST Zip

________________________________________________

___________________

email address

SS#/EIN

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